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                                                                 EXHIBIT 10.24.1


NOTE: CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2(b) UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

                               FIRST AMENDMENT
                   TO PREFERRED STOCK INVESTMENT AGREEMENT

         This FIRST AMENDMENT TO PREFERRED STOCK INVESTMENT AGREEMENT (this "AMENDMENT") is dated as of March 7, 1997, and entered into by and among CD Radio Inc., a Delaware corporation ("CDRD") and the undersigned investors and any additional investor that signs a counterpart to this Agreement (collectively, "INVESTORS"). Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Preferred Stock Investment Agreement dated as of October 23, 1996, by and between CDRD and Investors ("PREFERRED STOCK INVESTMENT AGREEMENT").

                                    RECITALS

         WHEREAS, CDRD and Investors desire to amend the Preferred Stock Investment Agreement as set forth below;

         NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

         SECTION 1.    AMENDMENTS TO THE PREFERRED STOCK INVESTMENT AGREEMENT

         1.1 AMENDMENT OF RECITALS: The Recitals to the Preferred Stock Investment Agreement shall be amended by deleting the first two Recitals and replacing such Recitals with two new Recitals as follows:

                 "WHEREAS, CDRD desires to issue and sell to the Investors, and the Investors desire to purchase from CDRD, up to an aggregate of [confidential portion omitted] shares of CDRD's 5% Delayed Convertible Preferred Stock having the rights, designations and preferences set forth in the Certificate of Designations of CDRD (the "CERTIFICATE OF DESIGNATIONS") in identical form and substance of Exhibit I attached to this Agreement (the "PREFERRED SHARES"), on the terms and conditions set forth in this Agreement;

                 "WHEREAS, CDRD initially desires to sell to the Investors up to [confidential portion omitted] of the Preferred Shares ("FIRST CLOSING SHARES") [confidential portion omitted] on the terms and conditions set forth in this Agreement."

         1.2 AMENDMENT OF SECTION 6.2: AUTOMATIC TERMINATION. Section 6.2 of the Preferred Stock Investment Agreement is hereby amended by deleting such
Section in its entirety and substituting the following therefor:

                 "Section 6.2 Automatic Termination. This Agreement shall terminate without further action of the parties if the First Closing [confidential portion omitted]."




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         1.3 AMENDMENT OF SECTION 7.3: ENTIRE AGREEMENT; AMENDMENT; ADDITIONAL
INVESTORS; INCREASED COMMITMENTS. Section 7.3 of the Preferred Stock Investment Agreement is hereby amended (i) by adding the subsection reference "(a)" before the first sentence of such Section, (ii) by deleting the third sentence thereof and (iii) by adding the following as subsection (b) as follows:

         "(b) (i) Any Investor may increase its investment under this Agreement at any time on or prior to the First Closing Date to purchase such number of First Closing Shares and Second Closing Shares as shall be agreed between such Investor and CDRD in writing. Upon execution of a written agreement regarding such commitment by such Investor and CDRD, such Investor shall be obligated to purchase and CDRD shall be obligated to sell the additional First Closing Shares and Second Closing Shares set forth in such commitment pursuant to the terms of this Agreement;

                 (ii) Any individual or other legal entity may become an additional investor under this Agreement at any time on or prior to the First Closing Date with respect to such number of First Closing Shares and Second Closing Shares as shall be agreed between such Investor and CDRD. Any additional investor under this Agreement may become an additional investor by executing and delivering a counterpart to the First Amendment to Preferred Stock Investment Agreement, dated as of March 7, 1997. Upon delivery of any such counterpart and acceptance thereof by CDRD, such counterpart shall be attached to this Amendment, such additional investor shall be an Investor (such term as used in this Agreement to include such additional Investor) and such additional investor shall be as fully a party to this Agreement as if such additional investor were an original signatory of this Agreement. No consent of any other Investor shall be required for such addition;

         in each case, Schedule I to this Agreement and Exhibits A, B, C and D to Schedule A to Exhibit 2 to this Agreement, each automatically shall be revised to reflect the new allocation of First Closing Shares and Second Closing Shares to such Investor pursuant to clause (b)(i) above or the joining of such additional investors to this Agreement pursuant to clause (b)(ii) above, as the case may be."

         1.4 AMENDMENT OF EXHIBIT 1: CERTIFICATE OF DESIGNATIONS OF 5% DELAYED CONVERTIBLE PREFERRED STOCK. Exhibit 1 to the Preferred Stock Investment Agreement is hereby amended by deleting the initial paragraph thereof and substituting the following paragraph in its place:

         "RESOLVED that there shall be a series of shares of the Preferred Stock of CD Radio Inc. (the "CORPORATION"), designated "5% Delayed Convertible Preferred Stock"; that the number of shares of such series shall be [confidential portion omitted] and that the rights and preferences of such series (the "5% PREFERRED") and the limitation or restrictions thereon, shall be as follows:"

         1.5 AMENDMENT OF SCHEDULE A TO EXHIBIT 2: PREFERRED CUSTODY SERVICES ESCROW AGREEMENT. Schedule A to Exhibit 2 to the Preferred Stock Investment Agreement is hereby amended by deleting the references to "[confidential portion omitted]" and to "[confidential portion omitted]" in Sections 3(b)(iii) and 4(b)(i) thereof and substituting for each such reference "[confidential portion omitted]" and "[confidential portion omitted]", respectively.





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         SECTION 2.     MISCELLANEOUS

         2.1     REFERENCE TO AND EFFECT ON THE PREFERRED STOCK INVESTMENT
                 AGREEMENT.

                 (i) On and after the Effective Date, each reference in the Preferred Stock Investment Agreement to "this Agreement", "hereunder", "hereof", "herein", or words of like import referring to the Preferred Stock Investment Agreement and each reference in the Preferred Stock Investment Agreement and other related agreements to the "Investment Agreement", "thereunder" "thereof" or words of like import referring to the Preferred Stock Investment Agreement shall mean and be a reference to the Preferred Stock Investment Agreement, as amended by this Amendment.

                 (ii) Except as specifically amended by this Amendment, the Preferred Stock Investment Agreement shall remain in full force and effect and is hereby ratified and confirmed.

         2.2 COUNTERPARTS; EFFECTIVENESS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Amendment shall become effective as to each party that executes a counterpart of this Amendment on the date of such execution (the "EFFECTIVE DATE"). Any party who does not execute a counterpart to this Amendment shall not be bound by the terms of the Agreement.

                  [Remainder of page intentionally left blank]





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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

                                       CD RADIO INC.


                                       By:
                                          ---------------------------
                                         Name:
                                         Title:





                     INVESTORS' SIGNATURE PAGES HAVE BEEN OMITTED
                      PURSUANT TO A REQUEST FOR CONFIDENTIALITY





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